Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT


Numerex Corp.

We consent to the incorporation by reference in this Registration Statement of Numerex Corp. on Form S-8 of our report dated December 23, 1996 appearing in the Annual Report on Form 10-K of Numerex Corp. for the year ended October 31, 1996.



                                             /s/ DELOITTE & TOUCHE LLP
                                             ----------------------------
                                             DELOITTE & TOUCHE LLP


Philadelphia, Pennsylvania
October 23, 1997